EXX.COM, LLC
FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 and 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Members of EXX.com, LLC

We have audited the accompanying balance sheets of EXX.com, LLC as of December 31, 2007 and 2008, and the related statements of operations, members’ equity, and cash flows for each of the years in the two-year period ended December 31, 2008.  EXX.com, LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EXX.com, LLC as of December 31, 2007 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

           [s] Rosenberg Rich Baker Berman & Company

Somerset, New Jersey
March 11, 2010

EXX.COM, LLC
BALANCE SHEETS
AS OF DECEMBER 31, 2008 & 2007

	2008	2007
ASSETS
Current Assets
Cash	$2,671	$117,561
Accounts receivable, net of allowance for doubtful
accounts of $3,470 and $0	115,680	-

Total current assets	118,351	117,561

Equipment, net	106,310	85,200

Other Assets	8,919	2,801

Total assets	$233,580	$205,562

LIABILITIES AND MEMBERS' EQUITY

Current liabilities
Accounts payable and accrued expenses	$606,814	$156,690
Capital Leases, current	15,289	27,531
Loans payable	174,815	-
Total current liabilities	796,918	184,221
Long term liabilities
Capital Leases, long term	3,797	7,707
Total long term liabilities	3,797	7,707
Members' equity (deficit)
Members' capital (deficiency)	(567,135)	13,634
Total members' equity (deficit)	(567,135)	13,634

Total liabilities and members' equity	$233,580	$205,562

EXX.COM, LLC
STATEMENTS OF OPERATIONS & MEMBERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31,

	2008	2007
Revenue
Professional User Charges	$486,000	$486,000
Software Consulting	203,766	129,904
Web Page Maintenance	30,000	30,000
User fees and connectivity	497,080	227,236

Total Revenue	1,216,846	873,140

Cost of goods sold:
Software expenses	113,268	195,347
Trading expenses	1,062,194	618,871
Consulting fees	190,278	124,974
Licenses and exchange fees	160,178	144,549
Depreciation and amortization	45,019	46,075

Total cost of goods sold	1,570,937	1,129,816

Gross loss	(354,091)	(256,676)

Research & development-software	242,703	287,247

Operating expenses:
Live testing - software	455,000	568,850
General & administrative expenses	238,885	258,188

Loss before other income (expense)	(1,290,679)	(1,370,961)

Other income (expense):
Interest income	13	92
Loss on disposal of equipment	(1,049)	-
Interest expense	(15,075)	(17,368)

Total other income (expense)	(16,111)	(17,276)

Net loss	(1,306,790)	(1,388,237)

Members' equity (deficit), beginning of year	13,634	(96,848)
Contributions	1,130,337	2,735,827
Distributions	(404,316)	(1,237,108)

Members' equity (deficit), end of year	$(567,135)	$13,634

EXX.COM, LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2008	2007
Cash flows from operating activities:
Net loss	$(1,306,790)	$(1,388,237)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	45,019	46,075
Loss on disposal of equipment	1,049	-
Bad debt expense	3,470	-
Interest accretion on loan payable	4,427	-
Changes in assets and liabilites
(Increase) decrease in assets:
(Increase) decrease in receivable	(119,150)	67,250
Other assets	(6,118)	-
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	450,124	7,968
Total adjustments	378,821	121,293

Net cash used in operating activities	(927,969)	(1,266,944)

Cash flows from investing activities
Net cash paid for equipment	(51,917)	(48,620)
Net cash used in investing activities	(51,917)	(48,620)

Cash flows from financing activities
Capital contributions	1,130,337	2,735,827
Distributions	(404,316)	(1,237,108)
Net proceeds from loans	170,388	-
Paydown of capital lease obligations	(31,413)	(30,566)
Paydown of loans	-	(65,000)
Net cash provided by financing activities	864,996	1,403,153

Net increase (decrease) in cash	(114,890)	87,589

Cash, beginning of period	117,561	29,972

Cash, end of period	$2,671	$117,561

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest paid	$10,648	$17,368

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Equipment additions under capital leases	$15,261	$37,920

EXX.com, LLC
Notes to Financial Statements

1.          Summary of Significant Accounting Policies

Nature of Operations

The Company provides advanced connectivity and software solutions to small and medium sized stock brokerage, arbitrage, investment banking firms, and Hedge Funds in major American markets from offices in Ramsey, NJ.  The Company's mission is to build autonomous, efficient, reliable and cost effective trading platforms in order to achieve Straight Through Processing (STP) in the financial industry. The Company's main business is customizing proprietary platforms so from one program STP is enabled across all the financial networks.

The Company is a Limited Liability Company (LLC) and as such no member will be bound by, or be personally liable for the expenses, liabilities or obligations of the Company.  The latest date on which the limited liability company is to be dissolved and its affairs wrapped up is December 31, 2042.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be a Limited Liability Company (LLC) for both federal and state tax purposes. In lieu of corporate income taxes, the members of an LLC are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

Concentration of Credit Risk

The Company maintains cash balances at a financial institution located in New Jersey. Accounts at the institution are insured by the Federal Deposit Insurance Corporation up to $250,000.  As of December 31, 2008 and 2007 there were no deposits uninsured.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

EXX.com, LLC
Notes to Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Accounts Receivable

Accounts receivable are presented at their net realizable value.  Doubtful accounts are written off in the year in which they are deemed uncollectible.  Subsequent collections of accounts previously written off are recognized as income in the year in which payments are received.

The Company assesses the need for an allowance for doubtful accounts based upon a review of their outstanding receivables, historical collection information and the economic conditions.  There is a $3,470 provision for doubtful accounts at December 31, 2008.

Equipment and Depreciation

Equipment is carried at cost.  Depreciation is computed by straight-line methods using estimated useful lives of generally 5 to 10 years for machinery and equipment.  Equipment under capital leases are amortized over the shorter of the lease term or the estimated useful life.  Expenditures for major renewals and betterments that extend the useful lives of equipment are capitalized.  Expenditures for maintenance and repairs are charged to expenses as incurred.

Other Assets

Other assets include a deposit on a trade show booth at December 31, 2008.

Revenue Recognition

The Company records the revenues on its software hosting and other services when there is persuasive evidence of an arrangement, the fees are fixed or determinable, the services have been delivered and collectability is reasonably assured.

The Company's software hosting contracts include the right to use the software and are generally multiple element arrangements, which provide for certain deliverables to the customer that may include software support, enhancements, training and website maintenance.  The Company does not allow the customers to take possession of the Company's software at any time, therefore, the Company applies EITF No. 00-3, Application of AICPA Statement of Position 97-2, Software Revenue Recognition, to Arrangements that Include the Right to Use Software Stored on Another Entity's Hardware [Superseded by FASB Codification on 9/15/2009], to the Company's current customer agreements and arrangements.

EXX.com, LLC
Notes to Financial Statements

1.	Summary of Significant Accounting Policies (continued)

Revenue Recognition(continued)

Since they include multiple deliverables, these arrangements are accounted for in accordance with EITF No. 00-21, Revenue Arrangements with Multiple Deliverables [Superseded by FASB Codification on 9/15/09].  EITF 00-21 requires that the Company assess whether the different elements qualify for separate accounting.  The Company has vendor-specific objective evidence of fair value for each element, and each element has value to each customer on a standalone basis so they each qualify for separate accounting.  The various elements are recognized as revenue as follows:

Professional user charges are license fees for the right to use the software and are recognized based on a fixed monthly fee for hosting services performed over the duration of the contract.

Software consulting revenue is from time and materials service contracts and other services and is recognized as services are provided based on the relative fair value of this element.

Web page maintenance is revenue for software support and reporting compliance services provided on a consistent monthly basis, and revenue is recognized on a monthly basis based on the relative fair value of this element.

Revenue for user fees and connectivity are generated from hosting services that allow customers to monitor and analyze their trading and data usage.  Revenue for user fees are based on fixed connection fees incurred from providing hosting services and revenue for connectivity charges are based on fees for actual trading activity.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs for the year ended December 31, 2008 and 2007 were $53,998 and 37,561, respectively.

Software Development Costs

The Company capitalizes its software development costs consistent with the provisions of American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“ SOP”) 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Costs incurred during the preliminary project stage are expensed as incurred, while application stage projects are capitalized. The costs capitalized during the application stage are generally related to consulting services directly associated with the development of the software. For the years ended December 31, 2007 and 2008, the Company did not determine any costs to be capitalized. Amortization of any future capitalized costs would commence once the related software is placed in service and would be amortized using the straight-line method over the estimated useful life of the software.

EXX.com, LLC
Notes to Financial Statements

2.         Equipment

As of December 31, 2008 and 2007, equipment consisted of the following:

2008                                           2007

Computer Equipment                                                                 $224,662                                       $184,833

Accumulated Depreciation                                                       (118,352)          (99,633)
                            106,310           85,200

Depreciation expense for the years ended December 31, 2008 and 2007 was $45,019 and $46,075, respectively.  Included in the depreciation expense figures is the amortization of equipment under capital lease for the years ended December 31, 2008 and 2007 in the amounts of $25,199 and $33,775 respectively.

3.	Loans Payable

The Company received short term borrowings from several parties during 2008, which had a balance of $174,815 at December 31, 2008.  No interest is due on $70,388 of these borrowings, which are due to related parties (see Note 4).

Included in the balance above is a loan payable due to an LLC at December 31, 2008 in the amount of $104,227 which includes accrued interest at 8% per annum.  The principal and accrued but unpaid interest on this loan is due on June 13, 2010.  The loan carries a default rate of 18% upon default of payment or other event of default.

EXX.com, LLC
Notes to Financial Statements

4.           Related Party Transactions

The majority of EXX.com's revenue comes from Divine Capital Markets, LLC (“Divine Capital”).    The sole members of EXX.com are principals in Divine Capital. The total revenue earned from Divine Capital for the years ended December 31, 2008 and 2007 and balances due as of December 31, 2008 and 2007 were as follows, representing 99% of the Company's 2007 revenue and 80% of the Company's 2008 revenue, and 65% of the Company’s net Accounts Receivable:

Activity for the years ended December 31,                                                                            2008                        2007

Professional User Charges                                                                                                  $486,000                                                    $486,000

Software Consulting                                                                                                               203,766                                                      129,904

Web Page Maintenance                                                                                                            30,000                                                         30,000

User Fees and Connectivity                                231,999                                                       216,000

                                       $951,765                  $861,904

                                        2008                        2007

Accounts Receivable                                                                                                            $ 75,598                                                     $        --

In addition, revenue earned from an employee of Divine Capital totaling $88,956 was billed to and paid by Divine Capital.  A total of $12,297 was due from this employee at December 31, 2008.

In addition, currently some of the Company's loans payable were provided by related parties.  A member's wife provided a loan of $75,000 to the Company in 2008, which has a remaining balance of $55,000 as of December 31, 2008. Net Executions, LLC, a company wholly-owned by the sole members of the Company loaned the Company $15,388 during 2008. This loan was forgiven subsequent to year-end.

EXX.com, LLC

Notes to Financial Statements

5.           Commitments and Contingencies

Leases

We have entered into an operating lease agreement and capital leases for certain equipment. The minimum fixed commitments related to all non-cancellable leases are as follows:

	Operating	Capital
Twelve Months Ending December 31,	Leases	Leases

2009	$17,773	$17,843
2010	2,962	4,054
2011	-	-
2012	-	-
2013	-	-
Thereafter	-	-

Total minimum lease payments	$20,735	21,897

Less: amount representing interest		(2,811)

Present value of minimum lease payments		19,086
Less: current obligation		(15,289)

Long term obligations under capital lease		$3,797

During 2007 we entered into a capital lease agreement for the purchase of equipment valued at $37,920. The lease was classified as a capital lease pursuant to the criteria in SFAS No. 13. Accordingly, we recorded the lease liability at the fair market value of the underlying assets on our balance sheet.

During 2008 we entered into a capital lease agreement for the purchase of equipment valued at $15,261. The lease was classified as a capital lease pursuant to the criteria in SFAS No. 13. Accordingly, we recorded the lease liability at the fair market value of the underlying assets on our balance sheet.

During 2008 we entered into an operating lease for the purchase of equipment. The agreement is effective April 2008 and expires in two years, with rentals of $1,481 per month and a buyout option upon lease expiration at fair market value.

Rental expenses for the above leases included in operating expenses were $7,419 and $11,529 for the years ended December 31, 2007 and 2008, respectively.

EXX.com, LLC
Notes to Financial Statements

5.           Commitments and Contingencies (continued)

             Agreements

On November 13, 2008, the Company entered into an equity ownership agreement with Strasbourger PearsonTulcin Wolff (SPTW) in order to raise funds to promote revenue growth.  In order for 40% of equity interest to pass to SPTW, SPTW needed to raise $2,000,000 in funds over a specific time frame (see Note 6).  The Company paid $30,000 to SPTW in November of 2008, which was fully incurred as legal fees in 2008.

On November 15, 2008, the Company entered into a Master Licensing and Services Agreement for real time market data delivery software with Spryware, LLC ("Spryware").  The Company is obligated to pay $67,200 in 2009 for the contracted services.  The agreement is automatically renewable annually unless 30 days notice of cancellation is provided.

On January 1, 2009, the Company entered into a an Independent Contractor Execution Consultant Agreement with Three Rivers Partners LLC ("Three Rivers").  The Company is obligated to pay Three Rivers $25,000 per month for a one year period for services rendered.  The total amount required to be paid by the Company in 2009 is $300,000.

6.           Subsequent Event

On May 28, 2009, StarInvest Group, Inc. ("StarInvest") executed a Purchase Agreement with EXX.com, LLC ("EXX").  James Dovico and Douglass Carter (together, the "Sellers") pursuant to which StarInvest acquired all the membership interests of EXX from the Sellers.  StarInvest consummated the transaction by issuing the two members of EXX 82,000,000 shares of common stock of StarInvest.  The Sellers elected to give 32,800,000 of their shares of common stock of StarInvest to SPTW, representing the 40% equity interest from the equity ownership agreement.

As a result of the acquisition, EXX became a wholly-owned subsidiary of StarInvest and the members of EXX became the majority shareholders of StarInvest.